UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

              CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest reported event): March 18, 2015

                             EMPIRE GLOBAL CORP.
            (Exact name of registrant as specified in its charter)

   DELAWARE                       0 - 50045                     33-0823179
(State or other           (Commission File Number)            (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation or
organization)


                    130 Adelaide Street West, Suite 701
                      Toronto, Ontario M5H 2K4, Canada
                  (Address of principal executive offices)

                              (647) 229-0136
                      (Registrant's telephone number)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))















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Item 7.01. Regulation FD Disclosure

On March 18, 2015, Empire Global Corp. ("Empire" or the "Company") issued a press release announcing that it has engaged Dundee Capital Markets, a division of Dundee Securities Ltd. ("Dundee"), a Canadian investment dealer, to assist in the Company's evaluation and financing of acquisitions of licenced on-line and off-line gaming companies.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1    Copy of Press Release dated March 18, 2015

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  March 18, 2015.                   EMPIRE GLOBAL CORP.


                                     Per: /s/ Michele Ciavarella, B.SC
                                         ------------------------------
                                          Michele Ciavarella
                                          Chairman of the Board
                                          Chief Executive Officer